Exhibit 10.4
                                                                  EXECUTION COPY






                            STOCK PURCHASE AGREEMENT


                                 by and between


                          VULCAN VENTURES INCORPORATED

                                       and

                   CHARTER COMMUNICATIONS HOLDING COMPANY, LLC










                   ------------------------------------------

                         Dated as of September 28, 2001

                   ------------------------------------------




SF/183452.7


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                                                                  EXECUTION COPY


                            STOCK PURCHASE AGREEMENT



          This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of September 28, 2001 by and between VULCAN VENTURES INCORPORATED, a corporation organized under the laws of the State of Washington ("Seller") and CHARTER COMMUNICATIONS HOLDING COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware ("Purchaser").

                                    RECITALS:

          WHEREAS, Seller is the beneficial and record holder of 38,000 shares (the "HSA Shares") of Series D Senior Convertible Preferred Stock, $.01 par value (the "Preferred Stock") of High Speed Access Corp., a Delaware corporation ("HSA"), which represents all of the Preferred Stock owned by Seller;

          WHEREAS, Seller is a party to that certain Programming Content Agreement (the "Programming Agreement") dated as of November 25, 1998 by and between Seller and HSA;

          WHEREAS, Seller is party to that certain Systems Access and Access Agreement (the "Access Agreement") dated as of November 25, 1998 by and among Seller, HSA, Purchaser and Marcus Cable, Inc.;

          WHEREAS, Purchaser and HSA have entered into an Asset Purchase Agreement dated as of September 28, 2001 (as the same may be amended from time to time, the "Asset Purchase Agreement") that provides for the acquisition by Purchaser of certain of the assets of HSA used to provide broadband Internet access over cable and related services to residential and commercial customers of Purchaser and its Affiliates;

          WHEREAS, Seller agrees to waive certain rights under the Programming Agreement and Access Agreement and to sell to Purchaser, and Purchaser agrees to purchase from Seller, upon the closing of the transactions contemplated by the Asset Purchase Agreement, the HSA Shares on the terms and conditions hereinafter provided;

          NOW, THEREFORE, in reliance upon the representations and warranties made herein and in consideration of the mutual agreements herein contained, the parties agree as follows:




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                                   Article I.

                     TRANSFER OF SHARES AND WAIVER OF RIGHTS

          Section 1.01. Sale and Transfer of HSA Shares. At the Closing provided for in Section 2.01, Seller shall sell the HSA Shares to Purchaser and Purchaser shall purchase the HSA Shares from Seller.

          Section 1.02. Waiver of Rights under the Programming Agreement and Access Agreement. The parties acknowledge that the Full Turnkey Agreement and the Second NSA Agreement (as such terms are defined in the Asset Purchase Agreement) will terminate upon the closing of the transactions contemplated by the Asset Purchase Agreement (the "Asset Purchase Closing"). The parties further acknowledge and agree that the Programming Agreement and Access Agreement will terminate concurrently with the termination of the Full Turnkey Agreement and the Second NSA Agreement at the Asset Purchase Closing. Effective upon the Closing (as such term is defined below), Seller irrevocably and unconditionally waives any and all of its rights to delay, contest or set aside the termination of either of the Programming Agreement or Access Agreement or seek damages from Purchaser in connection with or as a result of the termination of either of such agreements, whether arising under the terms of either such agreements, common law, equitable principals or otherwise.

          Section 1.03. Consideration; Payment. (a) Consideration. The consideration for the purchase and sale of the HSA Shares described in Section
1.01 above and the waiver of rights described in Section 1.02 above is Eight Million United States Dollars ($8,000,000).

                (b) Payment of Consideration. At the Closing Purchaser shall deliver to Seller the amount of Eight Million United States Dollars ($8,000,000) in immediately available funds by wire transfer to Seller's bank account to be identified in writing by Seller to Purchaser at least two business days prior to the Closing.


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                                  Article II.

                             CLOSING AND TERMINATION

          Section 2.01. Closing; Deliveries. The closing of the transactions provided for herein (the "Closing") shall occur at the offices of Paul, Hastings, Janofsky & Walker LLP, at 10:00 a.m. (New York City local time) immediately prior to the Asset Purchase Closing (the "Closing Date") or at such other place, time and date as may be agreed upon by Purchaser and Seller. At the Closing, (i) Seller shall deliver to Purchaser the HSA Shares set forth in
Section 1.01 together with duly executed stock powers, and (ii) Purchaser shall deliver the consideration set forth in Section 1.03.

                                  Article III.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller represents and warrants to Purchaser that:

          Section 3.01. Authority. Seller has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement has been duly authorized by all requisite corporate action and is a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or judicial principals affecting creditors' rights generally or by general equitable principles.

          Section 3.02. Organization. Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Washington.

          Section 3.03. Ownership of HSA Shares. Seller is the lawful record and beneficial owner of the HSA Shares. The Seller owns the HSA Shares free and clear of all pledges, liens, charges, encumbrances, security interests and options (collectively, the "Encumbrances"), except for restrictions on transfer under Federal and state securities laws. Upon the delivery of the HSA Shares , together with duly executed stock powers, Purchaser will acquire all of Seller's right, title and interest in and to such HSA Shares, free and clear of all Encumbrances except for restrictions on transfer under federal and state securities laws and any Encumbrances arising through Purchaser. The HSA Shares represent, as of the date hereof, all of the Preferred Stock owned by the Seller.

          Section 3.04. No Violation. Seller is not subject to or bound by any provision of any law, statute, rule, regulation, judgment, agreement, license or other instrument which would prevent it from consummating the transactions contemplated by this Agreement.


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                                  Article IV.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser represents and warrants to Seller that:

          Section 4.01. Authority. Purchaser has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Purchaser of this Agreement has been duly authorized by all requisite corporate action and is a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or judicial principals affecting creditors rights generally or by general equitable principles.

          Section 4.02. Organization. Purchaser is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware.

          Section 4.03. No Violation. Purchaser is not subject to or bound by any provision of any law, statute, rule, regulation, judgment, agreement, license or other instrument which would prevent it from consummating the transactions contemplated by this Agreement.

          Section 4.04. Accredited Investor. Purchaser is an "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended), and is acquiring the HSA Shares for its own account and not with a view to a distribution in violation of such Act.

                                   Article V.

                        CLOSING CONDITIONS OF PURCHASER

          Purchaser shall not be required to consummate the transactions contemplated by this Agreement unless the following conditions shall be fulfilled:

          Section 5.01. Representations and Warranties. Except as otherwise contemplated or permitted by this Agreement, (a) the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date and (b) Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or on the Closing Date.


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          Section 5.02. Asset Purchase Consummated. The transactions contemplated by the Asset Purchase Agreement shall have been consummated.

                                  Article VI.

                         CONDITIONS PRECEDENT OF SELLER

          Seller shall not be required to consummate the transactions contemplated hereby unless the following conditions shall be fulfilled:

          Section 6.01. Representations and Warranties. Except as otherwise contemplated or permitted by this Agreement, (a) the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date and shall then be true in all respects, and (b) Purchaser shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied either of them prior to or on the Closing Date.

          Section 6.02. Asset Purchase Consummated. The transactions contemplated by the Asset Purchase Agreement shall have been consummated.

                                  Article VII.

              SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 7.01. Representations, Warranties and Covenants. The representations, warranties and covenants contained in this Agreement shall survive the Closing Date without limitation.

                                 Article VIII.

                                 MISCELLANEOUS

          Section 8.01. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, return receipt requested, or nationally recognized overnight express courier postage prepaid, or by facsimile transmission and shall be deemed given when received (or upon facsimile confirmation) and shall be delivered as follows:

                   if to Seller, to:

                   Vulcan Ventures Incorporated
                   505 Fifth Avenue South, Suite 900
                   Seattle, WA 98104


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                   Attention: William D.  Savoy
                   Facsimile: (425) 453-1985

                   with a copy so mailed to:

                   Irell & Manella LLP
                   1800 Avenue of the Stars, Suite 900
                   Los Angeles, CA 90067
                   Attention: Alvin G.  Segel, Esq.
                   Facsimile: (310) 203-7199

                   if to Purchaser, to:

                   Charter Communications Holding Company, LLC
                   12405 Powerscourt Drive
                   St.  Louis, MO 63131
                   Attention: Curtis S.  Shaw, Esq.
                   Facsimile: (314) 965-8793

                   with a copy so mailed to:

                   Paul, Hastings, Janofsky & Walker, LLP
                   399 Park Avenue
                   New York, NY 100222
                   Attention: John N. Turitzin, Esq.
                   Facsimile: (212) 319-4090

          Section 8.02. Assignability and Enforceability. This Agreement shall be binding on and enforceable by the parties and their respective successors and permitted assigns. No party may assign any of its rights, benefits or obligations under this Agreement to any person or entity without the prior written consent of the other party.

          Section 8.03. Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall be construed as a waiver of any other provision nor shall any waiver constitute a continuing waiver unless otherwise expressly provided. No provision of this Agreement shall be deemed waived by a course of conduct including the act of Closing unless such waiver is in writing signed by all parties and stating specifically that it was intended to modify this Agreement.

          Section 8.04. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all


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prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

          Section 8.05. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          Section 8.06. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, the remaining provisions of this Agreement shall remain in full force and effect, and, in place of such illegal, invalid or unenforceable provision, there shall be automatically added as a part of this Agreement a provision as similar to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          Section 8.07. Further Assurances. Seller agrees to execute an instrument in writing acknowledging the cancellation of any rights to dividends with respect to the HSA Shares, whether such dividends are payable before, on or after the Closing Date in form and substance reasonably satisfactory to HSA, to be delivered upon the closing of the transactions contemplated by the Asset Purchase Agreement.

          Section 8.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as to matters which are subject to the Delaware General Corporation Law, which shall be governed by such law, in each case without regard to the choice of law provisions thereof.

          Section 8.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          Section 8.10. Termination. This Agreement shall automatically terminate if the Asset Purchase Agreement is terminated.

                  [Remainder of Page Intentionally Left Blank]


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          IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                   VULCAN VENTURES INCORPORATED



                   By:      /s/WILLIAM D. SAVOY
                            -------------------------------------
                   Name:    William D. Savoy
                            -------------------------------------
                   Title:   Vice President
                            -------------------------------------


                   CHARTER COMMUNICATIONS
                   HOLDING COMPANY, LLC



                   By:      /s/CURTIS S. SHAW
                            -------------------------------------
                   Name:    Curtis S. Shaw
                            -------------------------------------
                   Title:   Senior Vice President, General
                            -------------------------------------
                                Counsel & Secretary
                            -------------------------------------



SF/183452.7